UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22969

PALMER SQUARE OPPORTUNISTIC INCOME FUND

(Exact name of registrant as specified in charter)

1900 Shawnee Mission Parkway Suite 315

Mission Woods, KS 66205

(Address of principal executive offices) (Zip code)

Scott Betz

Chief Compliance Officer

1900 Shawnee Mission Parkway Suite 315

Mission Woods, KS 66205

(Name and address of agent for service)

(816) 994-3200

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Opportunistic Income Fund

(PSOIX)

ANNUAL REPORT

JULY 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (866) 933-9033 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (866) 933-9033 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the funds you hold directly or through your financial intermediary, as applicable.

Palmer Square Opportunistic Income Fund

Table of Contents

Letter to Shareholders	1
Fund Performance	10
Schedule of Investments	11
Statement of Assets and Liabilities	29
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	32
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	47
Supplemental Information	48
Expense Example	50

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Opportunistic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund (PSOIX)

July 2019

Fund Refresher

As a refresher, the Palmer Square Opportunistic Income Fund (“PSOIX” or the “Fund”) seeks to not only capture a high level of current income, but also long-term capital appreciation. The Fund has a flexible mandate to find the best relative value opportunities across corporate credit and structured credit. In addition to delivering strong total returns, we believe that the Fund has served as a portfolio diversifier as shown by its negative correlation to the Bloomberg Barclays U.S. Aggregate Bond Index and low correlation to the S&P 500 Index. Please refer to the table below under Portfolio Snapshot.

Summary Themes

•	Strong Second Quarter 2019 Performance Due to Flexible Mandate/ Opportunistic Approach

»	The first quarter rally continued into the second quarter with credit spreads tightening through the month of April. However, volatility reappeared in May driven by trade war intensification and continued weak macro-economic data. This in turn led to some spread widening late in the quarter and broader weakness in equities as well. But despite this late quarter weakness, the Fund performed well returning +5.04% (net of fees) year-to-date and 2.36% (net of fees) for the one-year period ending 7/31/2019. Past performance is no guarantee of future returns.

»	The main story for credit in Q2 2019 was the move in interest rates. The yield on the 2-year Treasury Bond declined by 51 basis points (“bps”) in the quarter and 121bps from the Nov 2018 wides. Over this period, the market went from pricing in a Fed hike to expecting 3 cuts, a truly remarkable change in sentiment. Not only have interest rates moved substantially lower, but the shape of the curve has changed dramatically as well. The yield differential between the 3-Month T-Bill and the 2-Year Treasury Bond has flipped from positive 60bps to negative 33bps. In other words, the yield curve dramatically inverted on the front end.

»	The Fund’s asset type mix didn’t change dramatically in Q2 and remains focused on exploiting the relative attractiveness of bank loans and collateralized loan obligations (“CLOs”) (as described below) vs high yield bonds.

*	CLOs - As of 7/31/2019, ultimately, we increased our overall CLO allocation by approximately 7% from 12/31/2018: we increased BBB-rated and BB-rated allocations by 6% and 2%, respectively. We also increased CLO Equity by 2%.

*	As BBB-rated debt rallied back in Q1/Q2 we have been tactically selling A/ BBB-rated and rotating back into BB-rated which are still close to YTD wides. Looking at spreads from Dec. 2018 to now, investment grade and high yield bonds have retraced 98% and 70% from their wides. By comparison, CLO BB-rated have only retraced 25%.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

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*	As of 6/30/2019, our BBB-rated CLOs have a weighted average purchase price of $98.4 with a spread of 323bps. Our BB-rated CLOs have a weighted average purchase price of $96.5 and a spread of 658bps. According to the ICE BAML BB High Yield Index, High Yield (“HY”) BB- rated bonds have a weighted average purchase price of $103.00 and offer 243bps!

*	Bank Loans - Increased exposure in bank loans from around 10% in late November to around 20% by late January. This exposure has been reduced to 15% as of 7/31/2019. We continue to hold a loan portfolio which has an average purchase price of $96.8 leaving potential for more price appreciation. In Q2, the Fund participated in several primary issues that came at attractive pricing. These new exposures were funded by selling existing loans that had appreciated above par.

*	High Yield - Increased exposure in HY from 2% in late November to around 10% in late December and early January to take advantage of the liquidity-driven sell off. This long exposure was subsequently reduced back to 3% by March after HY spreads rallied back considerably. As of 7/31/2019, the Fund’s net exposure to HY was -2% (short exposure more than offset long exposure). HY spreads have been relatively rich for most of 2017-2018, which has driven our preference for bank loans and CLOs during this period. However, given the recent move in interest rates and the fact HY spreads have recently widened out by 75bps in the month of August, HY is beginning to look more attractive relative to 2017-2018 as well as other asset classes. As such, we have been selectively adding HY exposure in the month of August.

•	2019 Outlook Offers Total Return Potential – We believe the Fund now offers strong total return potential as the overall weighted average price of the Fund is now $96.7 (relative to $99.8 as of 9/30/2018). In particular, it is notable that CLOs have not rallied similar to bank loans and HY. We own discounted paper with an attractive spread. We also continue to believe we are conservatively positioned and have the flexibility to maneuver once again and exploit volatility (like how we approached Q4 2018). To properly outline our conservative positioning and how much flexibility we believe we have to maneuver the portfolio should more volatility commence, we put some key points below:

»	Low Duration - Interest rate duration[1] of 0.14 years and spread duration of 3.73 years.

»	Spread duration of 3.73 years (the percentage price change of a bond’s price given a 1% change in the yield spread). Spread duration is mid-range of where we have been in the last few years and longer than the last 12 months. It reflects our views of total return potential in the CLO assets but it is low enough to allow us to be nimble should additional opportunities arise.

»	High Quality/Low Default History - It is important to note the Fund continues to have a bias towards debt instruments that the firm believes have low potential for default including exposure, direct and through CLOs, to first lien, senior secured bank loans. 31% of the portfolio is rated investment grade (e.g. BBB- or higher).

»	The Fund is allocated in a manner which, in our view, may provide a measure of principal preservation, income generation, and potential for price appreciation regardless of interest rates.

[1]	Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, a lower interest rate duration signifies less sensitivity to interest rates.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

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»	As it pertains to the CLO allocation specifically, within BBB/BB-rated, due to the market volatility and the fact that CLOs haven’t rallied similar to other securities, we were able to rotate out of our higher $ assets near par and into more convex bonds in the low-to-mid 90’s. Please see the below table which illustrates what our CLO valuations looked like September 2018 versus how we are positioned at June 2019.

	Avg Cash Price of the Debt ($)			Credit Spread (to Expected)
	Sept 2018	June 2019	Potential Pull to Par	Sept 2018	June 2019	Change
CLO BBB	100.0	98.4	+1.6	269	323	+54
CLO BB	100.7	96.5	+3.5	471	658	+187
CLO B	98.5	90.9	+9.1	645	891	+246

Source: Bloomberg.

Performance Overview

Palmer Square is pleased to report that the Fund returned 2.36% (net of fees) for the one-year period ending 7/31/2019.

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot.

	6/30/2018	9/30/2018	12/31/2018	3/31/2019	7/31/2019
Interest Rate Duration	0.31 yrs	0.13 yrs	0.16 yrs	0.13 yrs	0.14 yrs
Spread Duration	1.09 yrs	1.69 yrs	3.34 yrs	3.47 yrs	3.73 yrs
Credit Spread	346	403	533	482	531
Weighted Average Price	$100.3	$99.8	$94.3	$96.8	$96.7
Yield to Expected Call	5.86%	6.61%	7.72%	6.87%	7.12%
Yield to Maturity	7.24%	7.67%	7.73%	6.86%	7.14%
Current Yield	6.79%	7.13%	7.32%	6.76%	7.25%
Beta vs. S&P 500	0.32	0.31	0.27	0.27	0.22
Beta vs. Bloomberg Barclays U.S. Aggregate Bond Index	-0.11	-0.10	-0.26	-0.19	-0.18

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

Competitive Advantage and Risk Management

We believe we have achieved solid performance as a result of our deep expertise in analyzing corporate credit (i.e., bonds and loans) and structured credit and being allocated more heavily to areas which offer compelling relative value such as CLO debt and bank loans. At quarter-end, we had minimal exposure to high yield bonds as well as asset-backed securities (“ABS”)/mortgage-backed securities (“MBS”). Our goal is to be able to take advantage of our best ideas, provide clients with access to an expanded set of credit opportunities, and potentially generate strong risk-adjusted returns for our clients.

Risk management and detailed scenario analyses are key pieces of our investment process. Today, we believe the Fund’s positioning is particularly noteworthy given our conservative positioning relative to other times throughout the Fund’s history. Please see the line graph depicting spread duration and interest rate duration over time on the following page.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

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PSOIX Interest Rate and Spread Duration

•	Corporate sector diversification (the Fund’s largest sector exposure is approximately 12%) should help insulate the Fund from the possibility of impairment. Please see the Moody’s industry diversification graph below.

Moody’s Industry Diversification as % of NAV for the Fund

Utilities 0.20%
Utilities Oil and Gas 0.37%
Wholesale 0.17%
Transportation Consumer 1.70%
Utilities Electric 2.24%
Utilities: Water 0.03%
Aerospace & Defense 1.59%
Transportation Cargo 0.67%
Cash 2.10%
Automotive 3.30%
Telecommunications 5.85%
Sovereign Debt 0.01%
Banking, Finance, Insurance & Real Estate 8.99%
Beverage, Food & Tobacco 2.77%
Services Consumer 3.23%
Capital Equipment 2.69%
Services Business 6.42%
Chemicals, Plastics & Rubber 3.90%
Construction & Building 3.14%
Printing and Publishing 0.01%
Retail 4.98%
Consumer Goods Durable 1.16%
Metals & Mining 1.37%
Consumer Goods Non Durable 1.03%
Media Diversified & Production 0.93%
Containers, Packaging & Glass 2.66%
Media Broadcasting & Subscription 4.36%
Energy: Oil and Gas 4.21%
Diversified/Conglomerate Mfg 0.01%
Energy: Electricity 0.57%
Media Advertising, Printing & Publishing 0.76%
Healthcare & Pharmaceuticals 11.73%
Diversified/Conglomerate Srvce 0.04%
Machinery (Non-Ag, Non-Constn & Non-Elec) 0.01%
High Tech Industries 11.51%
Environmental Industries 0.75%
Hotel, Gaming & Leisure 4.39%
Forest Products & Paper 0.11%
Leisure and Amusement 0.02%
Home&Off Furn, Hsewr,Durbl 0.01%

Source: Palmer Square and Moody's as of 6/30/2019

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

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Summary on Attribution, Positioning and Outlook

Fund Allocation/Attribution:

The Fund had positive performance for the one-year period ending 7/31/2019. The Fund’s allocation to CLO debt, bank loans and investment grade (“IG”) corporate debt contributed 2.49%, 0.54% and 0.06%, respectively. Our corporate high yield and sub notes allocation detracted from performance.

Allocation and Gross Attribution

	9/30/2018 Allocation	12/31/2018 Allocation	3/31/2019 Allocation	7/31/2019 Allocation	8/1/2018 to 7/31/2019 Gross Attribution
CLO Debt	85%	71%	77%	78%	2.49%
Bank Loans	10%	19%	14%	15%	0.54%
High Yield Credit	6%	4%	8%	9%	-0.23%
Sub Notes	0%	0%	0%	2%	-0.02%
IG Corp Debt	4%	2%	2%	1%	0.06%

Please note the allocation above is on a gross exposure basis as a percent of NAV and does not include cash and/or hedges. Gross attribution does not include hedges, expenses and fees if applicable. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Attribution refers to the process of measuring returns generated by various sources.

2019 Fund Outlook and Positioning:

Below, we describe why we believe the Fund has solid risk-adjusted upside potential in two key areas of investment positioning:

Area #1) CLO Debt Allocation Has Offered High Income and Potential for Price Appreciation

•	The CLO debt allocation has been offering 5%-11% yields.

•	To put this relative value into perspective, we provide a yield/default rate perspective below.

Sector	Yield	Historical Average Annual Default Rate	Total Default History by Credit Rating (out of 7,265 rated)
CLO AAA	3.00%	0.00%	0
CLO AA	3.60%	0.00%	0
CLO A	4.22%	0.03%	1
CLO BBB	5.32%	0.13%	24
CLO BB	8.73%	0.47%	24
CLO B	11.43%	2.59%	4
Floating Rate Bank Loan BB/B	5.35%	3.10%
High Yield	5.89%	2.90%

Source: CLO yields from JP Morgan CLOIE Index; CLO average annual default rates from Moodys 2000-2014; Floating Rate Bank Loan BB/B (JLYMSBB) yields and default rates from JP Morgan 1998-2017; High Yield yield from BAML and default rates from JPM 1982-2017. As of 6/30/2019.

Area #2) Bank Loan Allocation

•	While we are very selective and prefer high quality opportunities, we remain constructive on bank loans. Unlike high yield bonds, bank loans are floating rate, typically carry a first or second lien on a company’s assets, and today offer solid relative value on a comparative basis to bonds. We continue to seek out attractive first and second lien bank loan opportunities. Of note, from an industry perspective, we have been overweight non-cyclical industries and underweight cyclical. We believe at this stage in the cycle it is important to favor recurring revenue and contact revenue-oriented businesses relative to businesses that are likely now operating at peak EBITDA[2] (and can quickly move to trough EBITDA upon stress or a pullback).

[2]	EBITDA stands for earnings before interest, taxes, depreciation, and amortization.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

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Performance Summary

Fund Performance Net of Fees as of 7/31/2019 (inception 8/29/2014*)

	YTD 2019	2018	2017	2016	2015	2014*	1 Year	3 Years	Since Inception Annualized

PSOIX	5.04%	-0.47%	11.04%	12.10%	-5.32%	-0.76%	2.36%	7.63%	4.17%
Bloomberg Barclays U.S. Aggregate Bond Index	6.35%	0.01%	3.54%	2.66%	0.57%	1.10%	8.08%	2.17%	2.87%
Excess Return	-1.31%	-0.48%	7.50%	9.44%	-5.89%	-1.86%	-5.72%	5.46%	1.30%

Annual Expense Ratio: Gross 1.73%/Net 1.59%. The Fund’s advisor has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. This agreement is in effect until December 1, 2019, and it may be terminated before that date only by the Fund’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

2019 Credit Market Overview

1) The Yield Curve?

As we describe in prior letters, Palmer Square is positioned with low interest rate duration and relatively low spread duration. In typical markets, this type of conservative positioning would mean that we would have sacrificed meaningful yield. Not so. To put this into perspective, please see the below chart which outlines different rates as of 6/28/2019. The yield curve continues to be relatively flat. For illustration purposes, we also included the yield curve as of 1/3/2017.

Treasury Yield Curve

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

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2) What is Palmer Square’s Economic Outlook?

Our house view is that the economy is slowing and we are late (or at least late-ish) in the credit cycle. For our investment process, as our investors know, we start top-down. It is a key part of our discipline as our take-aways then drive/direct our bottom’s up security and trade specific work. During our most recent macro/top-down meeting, it was apparent that a lot of key datapoints had begun to turn lower. For example, Q1 2019 “core” GDP growth slowed to 1.6%, US consumer confidence (while still high on a relative basis) turned lower, retail sales data has been weak, and finally the ISM manufacturing gauge has also rolled over recently. Given the flatness of both the spread and yield curve combined with our economic view and the fact that valuations continue to be tight in most areas of credit, we believe there is no need to change our conservative positioning and reach for yield. We believe our conservative positioning gives the Fund liquidity/ammo to take advantage of a price-driven/ risk-off type pullback. And, in the current environment, there is little to no cost (i.e., loss of return) to being shorter in duration.

That said, a slowing economy and being late in the credit cycle doesn’t necessarily equate to a material increase in corporate defaults. We believe defaults will still remain low given interest coverage ratios and enough growth from a credit perspective. We believe one of the more important points is the fact that slower growth can be positive for credit spreads to the extent the Federal Reserve remains dovish and supportive (i.e. the “goldilocks” scenario of low-but positive growth and low rates has shown to be positive for credit spreads). Ultimately, a key question is can companies meaningfully paydown debt when they need to to avoid credit deterioration and possible impairment? So far, the data from the investment grade space is quite interesting. JPMorgan reported that upon a review of 45 M&A transactions from 2015 through 2018 in high grade shows that deleveraging is occurring but slowly, and with some misses.

Post M&A deleveraging has been slow but steady

As far as our bottom-up analysis when looking at prospective default rates, it is critical to not only analyze leverage levels, but also interest coverage ratios. While net leverage for both investment grade and high yield companies has risen, interest coverage ratios are generally still at median or better levels suggesting companies can sufficiently service their debtloads. It is important to remember that companies have raised a lot of debt; however, they have done so at historically low interest rates while also typically extending maturities. Please see the below two bar graphs provided by Morgan Stanley which outline interest coverage for both investment grade and high yield. At Palmer Square, we have overweighted non-cyclicals and been underweight cyclicals as we believe less cyclical businesses can withstand greater economic stresses and are better positioned to weather a recessionary environment (should one present itself).

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

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Investment Grade	High Yield

Interest Coverage Ticks Down, Driven by Slowing EBITDA Growth and Rising Interest Costs	HY Interest Coverage Ticked Lower in Q1 2019

While we do believe the current environment appears stable from a credit perspective, negative catalysts still exist and we believe underwriting discipline is paramount in this environment. Palmer Square remains focused on many potential negative catalysts which could increase defaults such as rising interest costs and how that affects borrowers; can companies refinance their debt once the maturity wall finally presents itself; the swollen level of BBB-rated credits that now dominate the investment grade space and the respective susceptibility to downgrades, trade uncertainty and a slowdown in global growth, and finally, certain industries which are in secular decline (e.g., retail is the classic case).

In summary, while there are always risks in credit that need to be understood and managed, we believe our conservative positioning across U.S. corporate and structured credit and most notably, floating rate and shorter-dated credit, will continue to perform well. Further, we believe we manage a higher quality portfolio, which could serve as currency to trade into higher-return, opportunistic situations (should a sell-off ensue).

Summary

Given the Fund’s positioning, we are confident in the outlook moving forward. We believe our Fund is embedded with strong catalysts that will not only drive returns, but will also help mitigate volatility. More specifically, the Fund has high carry/income (which has benefited even more with LIBOR rates increasing), optionality we can capture to help generate price appreciation, and finally the Fund has low interest rate and relatively low spread duration.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

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Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Opportunistic Income Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the Funds or for any other purpose. This overview is a summary and does not purport to be complete.

The Palmer Square Opportunistic Income Fund is a closed-end fund.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be “the equity market” and it has a beta of 1.0.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The S&P 500 Index is a market-value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. JPMorgan Liquid Loan Index - is a market-weighted index that measures the performance of the most liquid issues in the investment grade, dollar-denominated corporate bond market. ICE BAML High Yield Index - tracks the performance of non-investment-grade corporate bonds. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The performance presented here is past performance and not indicative of future returns. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns. Past performance does not guarantee future results.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The Palmer Square Opportunistic Income Fund is distributed by Foreside Fund Services LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

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Palmer Square Opportunistic Income Fund

FUND PERFORMANCE at July 31, 2019 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund’s shares, made at its inception, with a similar investment in the Bloomberg Barclays US Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of July 31, 2019	1 Year	3 Years	Since Inception	Inception Date
Palmer Square Opportunistic Income Fund	2.36%	7.63%	4.17%	8/29/14
Bloomberg Barclays US Aggregate Bond Index	8.08%	2.17%	2.87%	8/29/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and net expense ratios for the Fund were 1.73% and 1.59%, respectively, which were the amounts stated in the current prospectus dated December 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report. The Advisor has contractually agreed to waive or reduce its fee and/or to absorb other operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. In the absence of such waivers, the Fund’s returns would be lower. This agreement is in effect until December 1, 2019, and it may be terminated before that date only by the Fund’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS

As of July 31, 2019

Principal Amount		Value
	BANK LOANS — 14.7%
$847,870	Abe Investment Holdings, Inc. 6.750% (US LIBOR+450 basis points), 2/19/2026[1,2,3]	$847,658
321,251	Academy Ltd. 6.104% (US LIBOR+400 basis points), 7/2/2022[1,2,3]	227,241
887,758	Alliant Holdings Intermediate LLC 5.269% (US LIBOR+275 basis points), 5/10/2025[1,2,3]	877,145
668,199	Alphabet Holding Co., Inc. 5.734% (US LIBOR+350 basis points), 9/28/2024[1,2,3]	633,677
669,860	American Builders & Contractors Supply Co., Inc. 4.234% (US LIBOR+200 basis points), 10/31/2023[1,2,3]	667,348
400,000	Amynta Agency Borrower, Inc. 10.734% (US LIBOR+850 basis points), 2/28/2026[1,2,3]	394,500
696,447	BCP Raptor LLC 6.484% (US LIBOR+425 basis points), 6/30/2024[1,2,3]	663,278
150,000	BCPE Rover Merger Sub, Inc. 10.484% (US LIBOR+825 basis points), 11/28/2026[1,2,3]	144,375
870,000	Beta Sub LLC 5.500% (US LIBOR+450 basis points), 8/6/2026[1,2,3,4,5]	867,825
498,747	Boxer Parent Co., Inc. 6.580% (US LIBOR+425 basis points), 10/2/2025[1,2,3]	480,722
	CCS-CMGC Holdings, Inc.
273,625	7.734% (US LIBOR+550 basis points), 10/1/2025[1,2,3]	271,231
150,000	11.234% (US LIBOR+900 basis points), 10/1/2026[1,2,3]	148,500
748,125	Citadel Securities LP 5.734% (US LIBOR+350 basis points), 2/27/2026[1,2,3]	751,866
450,000	Corel, Inc. 7.320% (US LIBOR+500 basis points), 7/3/2026[1,2,3]	436,124
398,822	Covia Holdings Corp. 6.313% (US LIBOR+375 basis points), 6/1/2025[1,2,3]	340,993
387,495	Cumulus Media New Holdings, Inc. 6.910% (US LIBOR+450 basis points), 5/15/2022[1,3,4,5]	390,804
117,779	Ditech Holding Corp. 8.499% (US LIBOR+600 basis points), 6/30/2022[1,3,6]	45,051
725,000	Dun & Bradstreet Corp. 7.241% (US LIBOR+500 basis points), 2/8/2026[1,2,3]	730,666
1,078,534	Energizer Holdings, Inc. 4.750% (US LIBOR+225 basis points), 1/2/2026[1,2,3]	1,078,874
921,625	Envision Healthcare Corp. 5.984% (US LIBOR+375 basis points), 10/10/2025[1,2,3,4,5]	794,565
444,000	Gems Menasa Cayman Ltd. 6.000% (US LIBOR+500 basis points), 8/1/2026[1,2,3,4,5,7]	445,110
210,000	Infoblox, Inc. 10.984% (US LIBOR+875 basis points), 11/7/2024[1,2,3]	210,875
11

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	BANK LOANS (Continued)
$696,447	Inmar, Inc. 6.330% (US LIBOR+400 basis points), 5/1/2024[1,2,3]	$661,624
617,500	Isagenix International LLC 8.080% (US LIBOR+575 basis points), 6/14/2025[1,2,3]	490,913
325,000	Janus International Group LLC 9.982% (US LIBOR+775 basis points), 2/15/2026[1,2,3]	326,625
274,307	Kestrel Acquisition LLC 6.490% (US LIBOR+425 basis points), 6/30/2025[1,2,3]	269,393
550,000	LABL, Inc. 6.730% (US LIBOR+450 basis points), 7/2/20261,3	551,650
627,250	LifeScan Global Corp. 8.660% (US LIBOR+600 basis points), 10/1/2024[1,2,3]	599,284
	Lightstone Holdco LLC
474,457	5.984% (US LIBOR+375 basis points), 1/30/2024[1,2,3]	468,263
26,760	5.984% (US LIBOR+375 basis points), 1/30/2024[1,2,3]	26,411
425,000	Lower Cadence Holdings LLC 6.269% (US LIBOR+400 basis points), 5/8/2026[1,2,3]	424,556
669,899	Medallion Midland Acquisition LLC 5.484% (US LIBOR+325 basis points), 10/30/2024[1,2,3]	662,363
648,375	Minotaur Acquisition, Inc. 7.234% (US LIBOR+500 basis points), 3/29/2026[1,2,3]	637,028
363,106	MoneyGram International, Inc. 8.330% (US LIBOR+600 basis points), 6/30/2023[1,2,3]	358,568
296,201	Murray Energy Corp. 9.772% (US LIBOR+725 basis points), 10/17/20221,3	190,013
399,917	NeuStar, Inc. 10.234% (US LIBOR+800 basis points), 8/8/2025[1,2,3]	379,921
669,847	NFP Corp. 5.234% (US LIBOR+300 basis points), 1/8/2024[1,2,3]	661,615
350,000	Peak 10 Holding Corp. 9.829% (US LIBOR+725 basis points), 8/1/2025[1,2,3]	290,500
350,000	Phoenix Guarantor, Inc. 6.880% (US LIBOR+450 basis points), 3/5/2026[1,2,3]	352,231
325,000	Quest Software U.S. Holdings, Inc. 10.506% (US LIBOR+825 basis points), 5/18/2026[1,2,3]	320,734
669,899	Realogy Group LLC 4.522% (US LIBOR+225 basis points), 2/8/2025[1,2,3]	639,921
846,685	RegionalCare Hospital Partners Holdings, Inc. 6.769% (US LIBOR+450 basis points), 11/16/2025[1,2,3]	852,718
400,000	Renaissance Holdings Corp. 9.234% (US LIBOR+700 basis points), 5/29/2026[1,2,3]	383,334
596,947	Sprint Communications, Inc. 4.750% (US LIBOR+250 basis points), 2/3/2024[1,2,3]	596,424
12

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	BANK LOANS (Continued)
$350,000	Staples, Inc. 7.332% (US LIBOR+500 basis points), 4/12/2026[1,2,3]	$342,564
324,177	Talbots, Inc. 9.330% (US LIBOR+700 basis points), 11/28/2022[1,2,3]	315,667
397,609	U.S. Silica Co. 6.250% (US LIBOR+400 basis points), 5/1/20251,3	382,550
738,112	United Airlines, Inc. 3.984% (US LIBOR+175 basis points), 4/1/2024[1,2,3]	738,666
675,000	UPC Financing Partnership 4.854% (US LIBOR+250 basis points), 1/15/2026[1,2,3]	675,577
369,056	Veritas US, Inc. 5.796% (US LIBOR+450 basis points), 1/27/2023[1,2,3]	347,605
676,667	VFH Parent LLC 6.044% (US LIBOR+350 basis points), 3/1/2026[1,2,3]	679,312
349,125	VVC Holding Corp. 7.045% (US LIBOR+450 basis points), 2/11/2026[1,2,3]	350,926
900,000	Waterbridge Midstream Operating LLC 8.136% (US LIBOR+575 basis points), 6/21/2026[1,2,3]	882,562
750,000	Windstream Services LLC 3.000% (US LIBOR+200 basis points), 4/24/2020[1,3,4,5,6]	753,330
	Total Bank Loans
	(Cost $27,424,715)	27,061,276
	BONDS — 83.6%
	ASSET-BACKED SECURITIES — 78.5%
	AIMCO CLO Ltd.
500,000	Series 2019-10A, Class D, 5.848% (3-Month USD Libor+355 basis points), 7/22/2032[2,3,8]	497,250
1,000,000	Series 2019-10A, Class E, 8.848% (3-Month USD Libor+655 basis points), 7/22/2032[2,3,8]	990,600
	Annisa CLO Ltd.
1,000,000	Series 2016-2A, Class DR, 5.278% (3-Month USD Libor+300 basis points), 7/20/2031[2,3,8]	973,800
1,000,000	Series 2016-2A, Class ER, 8.278% (3-Month USD Libor+600 basis points), 7/20/2031[2,3,8]	944,300
	Apidos CLO
1,750,000	Series 2015-22X, Class E, 9.528% (3-Month USD Libor+725 basis points), 10/20/20272,3	1,677,550
2,500,000	Series 2018-18A, Class E, 7.978% (3-Month USD Libor+570 basis points), 10/22/2030[2,3,8]	2,396,750
675,000	Series 2017-28A, Class D, 7.778% (3-Month USD Libor+550 basis points), 1/20/2031[2,3,8]	641,250
2,500,000	Series 2013-12A, Class DR, 4.903% (3-Month USD Libor+260 basis points), 4/15/2031[2,3,8]	2,352,750
13

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,400,000	Series 2013-12A, Class ER, 7.703% (3-Month USD Libor+540 basis points), 4/15/2031[2,3,8]	$1,296,820
1,000,000	Series 2019-31A, Class E, 9.226% (3-Month USD Libor+675 basis points), 4/15/2031[2,3,8]	997,400
750,000	Series 2013-15A, Class DRR, 4.978% (3-Month USD Libor+270 basis points), 4/20/2031[2,3,8]	710,250
2,000,000	Series 2013-15A, Class ERR, 7.978% (3-Month USD Libor+570 basis points), 4/20/2031[2,3,8]	1,909,400
500,000	Avery Point CLO Ltd. Series 2015-7A, Class E, 8.903% (3-Month USD Libor+660 basis points), 1/15/2028[2,3,8]	497,500
	Barings CLO Ltd.
450,000	Series 2013-IA, Class DR, 4.828% (3-Month USD Libor+255 basis points), 1/20/2028[2,3,8]	440,415
625,000	Series 2017-1A, Class D, 5.900% (3-Month USD Libor+360 basis points), 7/18/2029[2,3,8]	625,250
1,875,000	Series 2017-1A, Class E, 8.300% (3-Month USD Libor+600 basis points), 7/18/2029[2,3,8]	1,828,312
1,000,000	Series 2018-2A, Class C, 5.003% (3-Month USD Libor+270 basis points), 4/15/2030[2,3,8]	963,400
500,000	Series 2018-2A, Class D, 7.853% (3-Month USD Libor+555 basis points), 4/15/2030[2,3,8]	467,650
	Benefit Street Partners CLO Ltd.
500,000	Series 2016-10A, Class D, 9.153% (3-Month USD Libor+685 basis points), 1/15/2029[2,3,8]	500,400
1,000,000	Series 2016-10A, Class DR, 8.953% (3-Month USD Libor+665 basis points), 1/15/2029[2,3,8]	995,000
1,000,000	Series 2014-IVA, Class CRR, 6.078% (3-Month USD Libor+380 basis points), 1/20/2029[2,3,8]	1,001,800
1,500,000	Series 2017-11A, Class E, 9.503% (3-Month USD Libor+720 basis points), 4/15/2029[2,3,8]	1,319,400
805,000	Series 2013-IIA, Class CR, 6.003% (3-Month USD Libor+370 basis points), 7/15/2029[2,3,8]	805,322
500,000	Series 2013-IIA, Class DR, 8.853% (3-Month USD Libor+655 basis points), 7/15/2029[2,3,8]	481,200
1,775,000	Series 2013-IIIA, Class DR, 8.878% (3-Month USD Libor+660 basis points), 7/20/2029[2,3,8]	1,708,082
1,000,000	Series 2017-12A, Class D, 8.713% (3-Month USD Libor+641 basis points), 10/15/2030[2,3,8]	958,400
325,000	Series 2015-8A, Class DR, 7.878% (3-Month USD Libor+560 basis points), 1/20/2031[2,3,8]	303,453
750,000	Series 2018-5BA, Class C, 5.208% (3-Month USD Libor+293 basis points), 4/20/2031[2,3,8]	709,575
14

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$675,000	Series 2018-14A, Class E, 7.628% (3-Month USD Libor+535 basis points), 4/20/2031[2,3,8]	$628,594
1,000,000	Series 2018-5BA, Class D, 8.228% (3-Month USD Libor+595 basis points), 4/20/2031[2,3,8]	936,300
1,000,000	Series 2019-17A, Class E, 8.930% (3-Month USD Libor+660 basis points), 7/15/2032[2,3,8]	994,600
	BlueMountain CLO Ltd.
1,000,000	Series 2013-1A, Class DR, 9.778% (3-Month USD Libor+750 basis points), 1/20/2029[2,3,8]	990,600
1,000,000	Series 2018-23A, Class E, 7.928% (3-Month USD Libor+565 basis points), 10/20/2031[2,3,8]	950,800
1,000,000	Series 2019-25A, Class E, 8.986% (3-Month USD Libor+670 basis points), 7/15/2032[2,3,8]	999,700
500,000	California Street CLO LP Series 2012-9A, Class D1R2, 5.981% (3-Month USD Libor+370 basis points), 7/16/2032[2,3,8]	501,850
625,000	Carbone CLO Ltd. Series 2017-1A, Class D, 8.178% (3-Month USD Libor+590 basis points), 1/20/2031[2,3,8]	592,875
	Carlyle Global Market Strategies CLO Ltd.
1,000,000	Series 2015-2A, Class CR, 4.506% (3-Month USD Libor+225 basis points), 4/27/2027[2,3,8]	985,700
3,500,000	Series 2015-4A, Class DR, 8.978% (3-Month USD Libor+670 basis points), 7/20/2032[2,3,8]	3,394,650
1,000,000	Carlyle U.S. CLO Ltd. Series 2019-1A, Class C, 6.318% (3-Month USD Libor+370 basis points), 4/20/2031[2,3,8]	1,001,600
	Catamaran CLO Ltd.
2,500,000	Series 2014-2A, Class C, 5.800% (3-Month USD Libor+350 basis points), 10/18/2026[2,3,8]	2,500,750
1,250,000	Series 2013-1A, Class DR, 5.056% (3-Month USD Libor+280 basis points), 1/27/2028[2,3,8]	1,226,500
1,500,000	CIFC Funding Ltd. Series 2013-4A, Class ERR, 7.706% (3-Month USD Libor+545 basis points), 4/27/2031[2,3,8]	1,409,700
750,000	Cumberland Park CLO Ltd. Series 2015-2A, Class DR, 4.978% (3-Month USD Libor+270 basis points), 7/20/2028[2,3,8]	744,450
	Dryden CLO Ltd.
250,000	Series 2018-64A, Class E, 7.900% (3-Month USD Libor+560 basis points), 4/18/2031[2,3,8]	236,875
1,890,000	Series 2018-64A, Class F, 9.450% (3-Month USD Libor+715 basis points), 4/18/2031[2,3,8]	1,667,925

15

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$495,000	Series 2018-57A, Class D, 5.068% (3-Month USD Libor+255 basis points), 5/15/2031[2,3,8]	$460,647
330,000	Series 2018-57A, Class E, 7.718% (3-Month USD Libor+520 basis points), 5/15/2031[2,3,8]	299,574
1,000,000	Series 2018-70A, Class E, 8.372% (3-Month USD Libor+605 basis points), 1/16/2032[2,3,8]	981,500
750,000	Series 2019-72A, Class E, 9.232% (3-Month USD Libor+680 basis points), 5/15/2032[2,3,8]	751,350
	Dryden Senior Loan Fund
1,470,000	Series 2012-25A, Class DRR, 5.303% (3-Month USD Libor+300 basis points), 10/15/2027[2,3,8]	1,470,441
7,000,000	Series 2014-33X, Class SUBR, 8.433%, 4/15/20292,9	3,980,900
1,000,000	Series 2014-36A, Class DR2, 6.003% (3-Month USD Libor+370 basis points), 4/15/2029[2,3,8]	1,001,400
1,500,000	Series 2016-43A, Class ERR, 8.978% (3-Month USD Libor+670 basis points), 7/20/2029[2,3,8]	1,503,450
1,000,000	Series 2017-54A, Class E, 8.503% (3-Month USD Libor+620 basis points), 10/19/2029[2,3,8]	975,500
1,250,000	Series 2016-42A, Class ER, 7.853% (3-Month USD Libor+555 basis points), 7/15/2030[2,3,8]	1,165,000
1,750,000	Series 2015-38A, Class ER, 7.903% (3-Month USD Libor+560 basis points), 7/15/2030[2,3,8]	1,636,425
1,775,000	Series 2017-50A, Class E, 8.563% (3-Month USD Libor+626 basis points), 7/15/2030[2,3,8]	1,738,257
500,000	Series 2016-45A, Class DR, 5.453% (3-Month USD Libor+315 basis points), 10/15/2030[2,3,8]	491,650
1,875,000	Series 2016-45A, Class ER, 8.153% (3-Month USD Libor+585 basis points), 10/15/2030[2,3,8]	1,795,312
1,500,000	Series 2015-41A, Class ER, 7.603% (3-Month USD Libor+530 basis points), 4/15/2031[2,3,8]	1,395,450
1,000,000	Series 2015-40A, Class DR, 5.618% (3-Month USD Libor+310 basis points), 8/15/2031[2,3,8]	978,300
	Eaton Vance CLO Ltd.
1,075,000	Series 2015-1A, Class DR, 4.778% (3-Month USD Libor+250 basis points), 1/20/2030[2,3,8]	1,007,812
1,000,000	Series 2015-1A, Class ER, 7.878% (3-Month USD Libor+560 basis points), 1/20/2030[2,3,8]	939,600
750,000	Series 2014-1RA, Class D, 5.353% (3-Month USD Libor+305 basis points), 7/15/2030[2,3,8]	731,325
500,000	Series 2014-1RA, Class E, 8.003% (3-Month USD Libor+570 basis points), 7/15/2030[2,3,8]	469,050
1,000,000	Series 2019-1A, Class E, 9.245% (3-Month USD Libor+675 basis points), 4/15/2031[2,3,8]	1,000,700
16

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,000,000	Flatiron CLO Ltd. Series 2015-1A, Class E, 7.003% (3-Month USD Libor+470 basis points), 4/15/2027[2,3,8]	$980,200
	Highbridge Loan Management Ltd.
750,000	Series 7A-2015, Class DR, 4.918% (3-Month USD Libor+240 basis points), 3/15/2027[2,3,8]	725,625
1,000,000	Series 7A-2015, Class FR, 9.118% (3-Month USD Libor+660 basis points), 3/15/2027[2,3,8]	895,300
250,000	Series 3A-2014, Class CR, 5.900% (3-Month USD Libor+360 basis points), 7/18/2029[2,3,8]	250,325
875,000	Series 2013-2A, Class DR, 8.878% (3-Month USD Libor+660 basis points), 10/20/2029[2,3,8]	864,063
500,000	Series 5A-2015, Class DRR, 5.453% (3-Month USD Libor+315 basis points), 10/15/2030[2,3,8]	481,500
1,250,000	Series 5A-2015, Class ERR, 8.303% (3-Month USD Libor+600 basis points), 10/15/2030[2,3,8]	1,167,625
	HPS Loan Management Ltd.
2,500,000	Series 10A-16, Class C, 5.928% (3-Month USD Libor+365 basis points), 1/20/2028[2,3,8]	2,503,500
500,000	Series 15A-19, Class E, 8.766% (3-Month USD Libor+660 basis points), 7/22/20323,8	490,000
500,000	Jamestown CLO IX Ltd. Series 2016-9A, Class C1R, 6.378% (3-Month USD Libor+410 basis points), 10/20/2028[2,3,8]	500,000
750,000	KVK CLO Ltd. Series 2016-1A, Class D, 6.703% (3-Month USD Libor+440 basis points), 1/15/2029[2,3,8]	749,700
	LCM LP
1,250,000	Series 21A, Class DR, 5.078% (3-Month USD Libor+280 basis points), 4/20/2028[2,3,8]	1,232,875
1,250,000	Series 15A, Class ER, 8.778% (3-Month USD Libor+650 basis points), 7/20/2030[2,3,8]	1,232,000
750,000	Series 14A, Class ER, 7.778% (3-Month USD Libor+550 basis points), 7/20/2031[2,3,8]	695,400
600,000	LCM Ltd. Series 28A, Class E, 8.028% (3-Month USD Libor+575 basis points), 10/20/2030[2,3,8]	565,620
345,000	Limerock CLO LLC Series 2014-3A, Class C, 5.878% (3-Month USD Libor+360 basis points), 10/20/2026[2,3,8]	345,138
	Madison Park Funding Ltd.
1,250,000	Series 2015-19A, Class CR, 4.428% (3-Month USD Libor+215 basis points), 1/22/2028[2,3,8]	1,225,000
17

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,460,000	Series 2015-19A, Class DR, 6.628% (3-Month USD Libor+435 basis points), 1/22/2028[2,3,8]	$1,386,562
675,000	Series 2013-11A, Class DR, 5.509% (3-Month USD Libor+325 basis points), 7/23/2029[2,3,8]	671,558
250,000	Series 2018-27A, Class C, 4.878% (3-Month USD Libor+260 basis points), 4/20/2030[2,3,8]	235,525
	Magnetite Ltd.
750,000	Series 2015-16A, Class DR, 4.450% (3-Month USD Libor+215 basis points), 1/18/2028[2,3,8]	726,375
500,000	Series 2015-16A, Class ER, 7.300% (3-Month USD Libor+500 basis points), 1/18/2028[2,3,8]	489,300
500,000	Series 2019-22A, Class D, 6.142% (3-Month USD Libor+365 basis points), 4/15/2031[2,3,8]	500,050
500,000	Series 2019-22A, Class E, 9.242% (3-Month USD Libor+675 basis points), 4/15/2031[2,3,8]	500,550
250,000	Series 2015-12A, Class DR, 5.303% (3-Month USD Libor+300 basis points), 10/15/2031[2,3,8]	243,450
1,625,000	Series 2015-12A, Class ER, 7.983% (3-Month USD Libor+568 basis points), 10/15/2031[2,3,8]	1,545,212
1,250,000	Series 2015-14RA, Class F, 10.230% (3-Month USD Libor+793 basis points), 10/18/2031[2,3,8]	1,134,875
750,000	Milos CLO Ltd. Series 2017-1A, Class E, 8.578% (3-Month USD Libor+630 basis points), 10/20/2030[2,3,8]	722,175
	Neuberger Berman CLO Ltd.
875,000	Series 2016-21A, Class DR, 4.678% (3-Month USD Libor+240 basis points), 4/20/2027[2,3,8]	853,125
1,125,000	Series 2015-20A, Class DR, 4.703% (3-Month USD Libor+240 basis points), 1/15/2028[2,3,8]	1,108,575
1,000,000	Series 2017-16SA, Class D, 4.803% (3-Month USD Libor+250 basis points), 1/15/2028[2,3,8]	980,100
1,500,000	Series 2014-17A, Class ER, 8.828% (3-Month USD Libor+655 basis points), 4/22/2029[2,3,8]	1,440,900
1,000,000	Series 2013-14A, Class ER, 8.706% (3-Month USD Libor+645 basis points), 1/28/2030[2,3,8]	954,600
350,000	Series 2014-18A, Class CR2, 5.278% (3-Month USD Libor+300 basis points), 10/21/2030[2,3,8]	335,685
3,250,000	Series 2014-18A, Class DR2, 8.198% (3-Month USD Libor+592 basis points), 10/21/2030[2,3,8]	3,049,475
	Neuberger Berman Loan Advisers CLO Ltd.
750,000	Series 2018-30A, Class E, 9.028% (3-Month USD Libor+675 basis points), 1/20/2031[2,3,8]	751,425
18

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$500,000	Series 2019-31A, Class E, 9.274% (3-Month USD Libor+675 basis points), 4/20/2031[2,3,8]	$499,250
675,000	Octagon Investment Partners 39 Ltd. Series 2018-3A, Class E, 8.028% (3-Month USD Libor+575 basis points), 10/20/2030[2,3,8]	636,323
	OZLM Ltd.
375,000	Series 2018-22A, Class C, 4.953% (3-Month USD Libor+265 basis points), 1/17/2031[2,3,8]	351,038
1,000,000	Series 2017-21A, Class D, 7.818% (3-Month USD Libor+554 basis points), 1/20/2031[2,3,8]	905,200
875,000	Series 2018-18A, Class D, 5.153% (3-Month USD Libor+285 basis points), 4/15/2031[2,3,8]	831,688
500,000	Series 2018-20A, Class C, 5.228% (3-Month USD Libor+295 basis points), 4/20/2031[2,3,8]	480,400
1,750,000	Recette CLO Ltd. Series 2015-1A, Class DR, 5.028% (3-Month USD Libor+275 basis points), 10/20/2027[2,3,8]	1,742,125
	Rockford Tower CLO Ltd.
500,000	Series 2017-3A, Class D, 4.928% (3-Month USD Libor+265 basis points), 10/20/2030[2,3,8]	480,050
500,000	Series 2018-1A, Class D, 5.520% (3-Month USD Libor+300 basis points), 5/20/2031[2,3,8]	489,550
1,500,000	Series 2018-1A, Class E, 8.370% (3-Month USD Libor+585 basis points), 5/20/2031[2,3,8]	1,423,350
1,300,000	Series 2019-1A, Class E, 8.977% (3-Month USD Libor+636 basis points), 4/20/2032[2,3,8]	1,250,470
1,000,000	Taconic Park CLO Ltd. Series 2016-1A, Class C, 6.328% (3-Month USD Libor+405 basis points), 1/20/2029[2,3,8]	1,001,400
2,000,000	TCI-Flatiron Clo Ltd. Series 2018-1A, Class E, 8.856% (3-Month USD Libor+660 basis points), 1/29/2032[2,3,8]	1,958,200
1,000,000	Upland CLO Ltd. Series 2016-1A, Class CR, 5.178% (3-Month USD Libor+290 basis points), 4/20/2031[2,3,8]	946,900
500,000	Verde CLO Ltd. Series 2019-1A, Class D, 6.364% (3-Month USD Libor+380 basis points), 4/15/2032[2,3,8]	500,750
	Voya CLO Ltd.
2,000,000	Series 2014-3A, Class CR, 4.926% (3-Month USD Libor+265 basis points), 7/25/2026[2,3,8]	1,979,400
750,000	Series 2015-1A, Class CR, 4.650% (3-Month USD Libor+235 basis points), 1/18/2029[2,3,8]	715,800
19

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$500,000	Series 2013-1A, Class CR, 5.253% (3-Month USD Libor+295 basis points), 10/15/2030[2,3,8]	$479,100
1,000,000	Series 2013-1A, Class DR, 8.783% (3-Month USD Libor+648 basis points), 10/15/2030[2,3,8]	982,300
1,250,000	Series 2016-1A, Class DR, 7.528% (3-Month USD Libor+525 basis points), 1/20/2031[2,3,8]	1,135,500
750,000	Series 2014-1A, Class DR2, 8.300% (3-Month USD Libor+600 basis points), 4/18/2031[2,3,8]	714,000
1,000,000	Series 2018-1A, Class C, 4.903% (3-Month USD Libor+260 basis points), 4/19/2031[2,3,8]	947,000
1,000,000	Series 2018-1A, Class D, 7.503% (3-Month USD Libor+520 basis points), 4/19/2031[2,3,8]	927,400
1,450,000	Series 2013-2A, Class CR, 5.026% (3-Month USD Libor+275 basis points), 4/25/2031[2,3,8]	1,366,480
2,000,000	Series 2014-4A, Class DR, 8.253% (3-Month USD Libor+595 basis points), 7/14/2031[2,3,8]	1,857,200
500,000	Series 2018-2A, Class E, 7.553% (3-Month USD Libor+525 basis points), 7/15/2031[2,3,8]	467,950
650,000	Series 2018-3A, Class D, 5.303% (3-Month USD Libor+300 basis points), 10/15/2031[2,3,8]	629,590
1,750,000	Series 2018-4A, Class D, 5.903% (3-Month USD Libor+360 basis points), 1/15/2032[2,3,8]	1,751,925
2,000,000	Series 2018-4A, Class E, 8.603% (3-Month USD Libor+630 basis points), 1/15/2032[2,3,8]	1,983,400
1,000,000	Series 2019-2A, Class D, 5.953% (3-Month USD Libor+370 basis points), 7/20/2032[2,3,8]	1,000,000
500,000	West CLO Ltd. Series 2014-2A, Class CR, 4.972% (3-Month USD Libor+265 basis points), 1/16/2027[2,3,8]	498,000
1,250,000	Westcott Park CLO Ltd. Series 2016-1A, Class DR, 5.528% (3-Month USD Libor+325 basis points), 7/20/2028[2,3,8]	1,245,500
	York CLO Ltd.
1,750,000	Series 2014-1A, Class DRR, 5.288% (3-Month USD Libor+301 basis points), 10/22/2029[2,3,8]	1,740,025
750,000	Series 2018-1A, Class D, 5.628% (3-Month USD Libor+335 basis points), 10/22/2031[2,3,8]	749,550
2,500,000	Series 2018-1A, Class E, 8.288% (3-Month USD Libor+601 basis points), 10/22/2031[2,3,8]	2,419,000
500,000	Series 2019-1A, Class D, 6.166% (3-Month USD Libor+400 basis points), 7/22/2032[2,3,8]	500,000
20

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$500,000	Series 2019-1A, Class E, 9.226% (3-Month USD Libor+706 basis points), 7/22/2032[2,3,8]	$490,000
	Total Asset-Backed Securities
	(Cost $146,406,901)	144,139,593
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.8%
1,000,000	AIMCO CLO Series Series 2015-AA, Class ER, 7.503% (3-Month USD Libor+520 basis points), 1/15/2028[2,3,8]	971,200
1,437,000	Benefit Street Partners CLO Ltd. Series 2015-VIA, Class CR, 5.750% (3-Month USD Libor+345 basis points), 10/18/2029[2,3,8]	1,437,575
800,000	Neuberger Berman Loan Advisers CLO Ltd. Series 2017-25A, Class D, 5.550% (3-Month USD Libor+325 basis points), 10/18/2029[2,3,8]	786,960
	Total Commercial Mortgage-Backed Securities
	(Cost $3,214,193)	3,195,735
	CORPORATE — 3.3%
	COMMUNICATIONS — 0.9%
400,000	Altice Luxembourg S.A. 7.625%, 2/15/2025[2,7,8]	393,516
410,000	Cincinnati Bell, Inc. 8.000%, 10/15/2025[2,8]	343,375
405,000	Cumulus Media New Holdings, Inc. 6.750%, 7/1/2026[2,8]	414,618
360,000	Gogo Intermediate Holdings LLC / Gogo Finance Co., Inc. 9.875%, 5/1/2024[2,8]	372,611
140,000	West Corp. 8.500%, 10/15/2025[2,8]	118,650
		1,642,770
	CONSUMER, NON-CYCLICAL — 1.0%
370,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 7/15/2023[2,7,8]	236,800
225,000	GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC 7.125%, 7/31/2026[2,7,8]	230,512
210,000	Laureate Education, Inc. 8.250%, 5/1/2025[2,8]	229,425
155,000	Select Medical Corp. 6.250%, 8/15/2026[2,8]	157,713
450,000	Surgery Center Holdings, Inc. 6.750%, 7/1/2025[2,8]	401,625
21

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$550,000	Tenet Healthcare Corp. 6.875%, 11/15/2031	$486,750
		1,742,825
	ENERGY — 0.6%
363,000	CSI Compressco LP / CSI Compressco Finance, Inc. 7.250%, 8/15/20222	328,515
	Denbury Resources, Inc.
162,000	9.000%, 5/15/2021[2,8]	153,495
150,000	6.375%, 8/15/20212	115,500
265,000	EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, 5/1/20202	14,575
300,000	Murray Energy Corp. 11.250%, 4/15/2021[2,8]	82,500
450,000	Peabody Energy Corp. 6.375%, 3/31/2025[2,8]	464,625
		1,159,210
	FINANCIAL — 0.3%
	Acrisure LLC / Acrisure Finance, Inc.
125,000	7.000%, 11/15/2025[2,8]	115,313
115,000	10.125%, 8/1/2026[2,8]	118,306
187,000	GTCR AP Finance, Inc. 8.000%, 5/15/2027[2,8]	191,675
250,000	Realogy Group LLC / Realogy Co.-Issuer Corp. 4.875%, 6/1/2023[2,8]	212,500
		637,794
	INDUSTRIAL — 0.1%
180,000	New Enterprise Stone & Lime Co., Inc. 10.125%, 4/1/2022[2,8]	185,175
	TECHNOLOGY — 0.3%
430,000	Exela Intermediate LLC / Exela Finance, Inc. 10.000%, 7/15/2023[2,8]	353,761
255,000	MagnaChip Semiconductor Corp. 6.625%, 7/15/2021[2]	253,725
		607,486
	UTILITIES — 0.1%
105,000	Talen Energy Supply LLC 6.625%, 1/15/2028[2,8]	101,456
	Total Corporate
	(Cost $6,477,565)	6,076,716
22

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	Total Bonds
	(Cost $156,098,659)	$153,412,044
	COMMERCIAL PAPER — 0.3%
$500,000	VW Credit, Inc. 2.650%, 11/4/2019	496,618
	Total Commercial Paper
	(Cost $496,503)	496,618

Number of Shares
	COMMON STOCKS — 0.3%
	COMMUNICATIONS — 0.1%
2,425	Verizon Communications, Inc.	134,030
	ENERGY — 0.0%
12,991	Pacific Drilling S.A.*,[7]	122,115
	TECHNOLOGY — 0.2%
1,800	ams A.G.*	94,977
655	Apple, Inc.	139,541
17,360	Exela Technologies, Inc.*	46,004
6,300	MagnaChip Semiconductor Corp.*	69,615
		350,137
	UTILITIES — 0.0%
1,717	Vistra Energy Corp.	36,847
	Total Common Stocks
	(Cost $778,962)	643,129

Number of Contracts
	PURCHASED OPTION CONTRACTS — 0.0%
	PUT OPTIONS — 0.0%
	EQUITY — 0.0%
	Advanced Micro Devices, Inc.
447	Exercise Price: $20.00, Notional Amount: $894,000, Expiration Date: October 18, 2019	3,800
447	Exercise Price: $16.00, Notional Amount: $715,200, Expiration Date: January 17, 2020	6,258
	Lam Research Corp.
73	Exercise Price: $150.00, Notional Amount: $1,095,000, Expiration Date: October 18, 2019	7,482
118	Exercise Price: $110.00, Notional Amount: $1,298,000, Expiration Date: January 17, 2020	8,083

23

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Number of Contracts		Value
	PURCHASED OPTION CONTRACTS (Continued)
	EQUITY (Continued)
236	Las Vegas Sands Corp. Exercise Price: $45.00, Notional Amount: $1,062,000, Expiration Date: August 16, 2019	$472
420	Micron Technology, Inc. Exercise Price: $23.00, Notional Amount: $966,000, Expiration Date: October 18, 2019	1,470
571	Netflix, Inc. Exercise Price: $150.00, Notional Amount: $8,565,000, Expiration Date: January 17, 2020	22,269
31	Square, Inc. Exercise Price: $35.00, Notional Amount: $108,500, Expiration Date: January 17, 2020	—
	Total Put Options
	(Cost $194,218)	49,834
	Total Purchased Option Contracts
	(Cost $194,218)	49,834

Number of Shares
	SHORT-TERM INVESTMENTS — 6.6%
2,817,378	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 2.170%[10,11]	2,817,378
9,224,056	Federated Treasury Obligations Fund - Institutional Class, 2.131%[11]	9,224,056
	Total Short-Term Investments
	(Cost $12,041,434)	12,041,434
	TOTAL INVESTMENTS — 105.5%
	(Cost $197,034,491)	193,704,335
	Liabilities in Excess of Other Assets — (5.5)%	(10,109,041)
	TOTAL NET ASSETS — 100.0%	$183,595,294

Principal Amount
SECURITIES SOLD SHORT — (5.3)%
BONDS — (5.3)%
CORPORATE — (5.3)%
BASIC MATERIALS — (0.3)%
$(600,000)	Venator Finance Sarl / Venator Materials LLC 5.750%, 7/15/2025[2,7,8]	(532,500)
24

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	SECURITIES SOLD SHORT (Continued)
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, CYCLICAL — (1.5)%
$(700,000)	1011778 BC ULC / New Red Finance, Inc. 5.000%, 10/15/2025[2,7,8]	$(715,750)
(780,000)	Aston Martin Capital Holdings Ltd. 6.500%, 4/15/2022[2,7,8]	(725,556)
(490,000)	Sally Holdings LLC / Sally Capital, Inc. 5.625%, 12/1/2025[2]	(487,550)
(740,000)	United Airlines Holdings, Inc. 5.000%, 2/1/2024	(778,850)
		(2,707,706)
	CONSUMER, NON-CYCLICAL — (1.4)%
(900,000)	Air Medical Group Holdings, Inc. 6.375%, 5/15/2023[2,8]	(814,500)
(350,000)	APX Group, Inc. 8.750%, 12/1/2020[2]	(334,250)
(725,000)	DaVita, Inc. 5.125%, 7/15/2024[2]	(729,531)
(500,000)	Spectrum Brands, Inc. 5.750%, 7/15/2025[2]	(520,475)
(275,000)	Tenet Healthcare Corp. 7.000%, 8/1/2025[2]	(275,344)
		(2,674,100)
	FINANCIAL — (1.1)%
(700,000)	HUB International Ltd. 7.000%, 5/1/2026[2,8]	(713,559)
(1,400,000)	Washington Prime Group LP 6.450%, 8/15/2024[2]	(1,316,000)
		(2,029,559)
	INDUSTRIAL — (0.8)%
(600,000)	Avnet, Inc. 4.625%, 4/15/20262	(636,780)
(730,000)	Energizer Holdings, Inc. 7.750%, 1/15/2027[2,8]	(795,700)
		(1,432,480)
	TECHNOLOGY — (0.2)%
(370,000)	Veritas US, Inc. / Veritas Bermuda Ltd. 10.500%, 2/1/2024[2,8]	(327,450)
	Total Corporate
	(Proceeds $9,653,880)	(9,703,795)
25

Palmer Square Opportunistic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2019

Principal Amount		Value
	Total Bonds
	(Proceeds $9,653,880)	$(9,703,795)
	Total Securities Sold Short
	(Proceeds $9,653,880)	$(9,703,795)

*	Non-income producing security.
[1]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[2]	Callable.
[3]	Floating rate security.
[4]	All or a portion of the loan is unfunded.
[5]	Denotes investments purchased on a when-issued or delayed delivery basis.
[6]	Security is in default.
[7]	Foreign security denominated in U.S. Dollars.
[8]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $151,179,544 which represents 82.3% of Net Assets.
[9]	Variable rate security.
[10]	All or a portion of this security is segregated as collateral for securities sold short.
[11]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statemen

26

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2019

SWAP CONTRACTS

CREDIT DEFAULT SWAP CONTRACTS

Reference Entity	Rating(a) (Moody's/ S&P)	Pay/(b) Receive Fixed Rate	Fixed/Rate Frequency	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Morgan Stanley
American Axle & Manufacturing Inc.		Pay	5%/Quarterly	6/20/24	$290,000	$(28,544)	$2,841	$(25,703)
JP Morgan
American Axle & Manufacturing Inc.		Pay	5%/Quarterly	6/20/24	290,000	(21,005)	(4,698)	(25,703)
TOTAL CREDIT DEFAULT SWAP CONTRACTS						$(49,549)	$(1,857)	$(51,406)

(a)	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s and Standard & Poor’s (S&P) ratings are believed to be the most recent ratings available at July 31, 2019.

(b)	If Palmer Square Opportunistic Income Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Opportunistic Income Fund is receiving a fixed rate, Palmer Square Opportunistic Income Fund acts as guarantor of the variable instrument.

See accompanying Notes to Financial Statements.

27

Palmer Square Opportunistic Income Fund

SUMMARY OF INVESTMENTS

As of July 31, 2019

Security Type/Sector	Percent of Total Net Assets
Bank Loans	14.7%
Bonds
Asset-Backed Securities	78.5%
Corporate	3.3%
Commercial Mortgage-Backed Securities	1.8%
Total Bonds	83.6%
Commercial Paper	0.3%
Common Stocks
Technology	0.2%
Communications	0.1%
Energy	0.0%
Utilities	0.0%
Total Common Stocks	0.3%
Purchased Option Contracts
Put Options	0.0%
Total Purchased Option Contracts	0.0%
Short-Term Investments	6.6%
Total Investments	105.5%
Liabilities in Excess of Other Assets	(5.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

28

Palmer Square Opportunistic Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of July 31, 2019

Assets:
Investments, at value (cost $196,840,273)	$193,654,501
Purchased options contracts, at value (cost $194,218)	49,834
Foreign currency, at value (cost $1,250)	1,221
Cash	6,426
Cash held at broker for securities sold short and swap contracts	10,752,300
Receivables:
Investment securities sold	1,777,864
Fund shares sold	119,838
Interest	792,926
Prepaid expenses	17,282
Total assets	207,172,192

Liabilities:
Securities sold short, at value (proceeds $9,653,880)	9,703,795
Payables:
Investment securities purchased	13,375,047
Premiums received on open swap contracts	49,549
Unrealized depreciation on open swap contracts	1,857
Advisory fees	164,465
Interest on securities sold short	160,403
Fund accounting and administration fees	29,615
Shareholder servicing fees (Note 6)	20,795
Auditing fees	18,275
Legal fees	17,560
Transfer agent fees and expenses	17,331
Trustees' fees and expenses	11,314
Custody fees	2,723
Accrued other expenses	4,169
Total liabilities	23,576,898

Net Assets	$183,595,294

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$187,688,055
Total accumulated deficit	(4,092,761)
Net Assets	$183,595,294

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$183,595,294
Shares of beneficial interest issued and outstanding	9,850,950
Redemption price per share	$18.64

See accompanying Notes to Financial Statements.

29

Palmer Square Opportunistic Income Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2019

Investment Income:
Interest	$11,172,520
Dividends	847
Total investment income	11,173,367

Expenses:
Advisory fees	1,472,044
Interest on securities sold short	508,605
Shareholder servicing fees (Note 6)	160,609
Fund accounting and administration fees	152,052
Legal fees	85,982
Transfer agent fees and expenses	74,026
Trustees' fees and expenses	60,999
Registration fees	42,100
Shareholder reporting fees	31,239
Auditing fees	18,276
Insurance fees	17,270
Miscellaneous	16,999
Custody fees	16,771
Commitment fees (Note 11)	4,001
Total expenses	2,660,973
Advisory fees recovered	62,578
Fees paid indirectly (Note 3)	(2,876)
Net expenses	2,720,675
Net investment income	8,452,692

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,138,093)
Purchased options contracts	131,931
Securities sold short	150,647
Swap contracts	(1,045)
Foreign currency transactions	(529)
Net realized loss	(1,857,089)
Net change in unrealized appreciation/depreciation on:
Investments	(3,052,070)
Purchased options contracts	(87,351)
Securities sold short	(81,673)
Swap contracts	(6,453)
Foreign currency translations	(29)
Net change in unrealized appreciation/depreciation	(3,227,576)
Net realized and unrealized loss on investments, securities sold short, purchased options contracts, swap contracts, and foreign currency	(5,084,665)

Net Increase in Net Assets from Operations	$3,368,027

See accompanying Notes to Financial Statements.

30

Palmer Square Opportunistic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2019	July 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$8,452,692	$5,988,051
Net realized gain (loss) on investments, securities sold short, purchased options contracts, written options contracts, swap contracts and foreign currency	(1,857,089)	2,718,513
Net change in unrealized appreciation/depreciation on investments, securities sold short, purchased options contracts, written options contracts, swap contracts, and foreign currency	(3,227,576)	(2,975,922)
Net increase in net assets resulting from operations	3,368,027	5,730,642

Distributions to Shareholders:
Distributions[1]:	(9,285,989)
Total distributions to shareholders	(9,285,989)
From net investment income:		(5,140,711)
Total distributions to shareholders		(5,140,711)

Capital Transactions:
Net proceeds from shares sold	77,035,325	51,247,191
Reinvestment of distributions	2,597,923	3,140,326
Cost of shares redeemed	(23,716,143)	(17,253,361)
Net increase in net assets from capital transactions	55,917,105	37,134,156

Total increase in net assets	49,999,143	37,724,087

Net Assets:
Beginning of period	133,596,151	95,872,064
End of period[2]	$183,595,294	$133,596,151

Capital Share Transactions:
Shares sold	4,078,708	2,631,866
Shares reinvested	139,534	162,083
Shares redeemed	(1,247,996)	(885,269)

Net increase in capital share transactions	2,970,246	1,908,680

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	End of year net assets include accumulated undistributed net investment income of $560,212 for the year ended July 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

31

Palmer Square Opportunistic Income Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended July 31,				For the Period August 29, 2014* through
	2019	2018	2017	2016	July 31, 2015

Net asset value, beginning of period	$19.42	$19.28	$17.76	$20.06	$20.00
Income from Investment Operations:
Net investment income[1]	1.09	1.04	1.16	1.12	0.97
Net realized and unrealized gain (loss)	(0.66)	(0.02)	1.52	(2.29)	(0.23)
Total from investment operations	0.43	1.02	2.68	(1.17)	0.74
Less Distributions:
From net investment income	(1.01)	(0.88)	(1.17)	(1.10)	(0.68)
From net realized gains	(0.20)	-	-	(0.03)	-
Total distributions	(1.21)	(0.88)	(1.17)	(1.13)	(0.68)

Net increase from payments by affiliates [1]	-	-	0.01 [7]	-	-

Net asset value, end of period	$18.64	$19.42	$19.28	$17.76	$20.06

Total return[2]	2.36%	5.40%	15.56%[6]	(5.50)%	3.79%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$183,595	$133,596	$95,872	$70,021	$52,174

Ratio of expenses to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived/recovered[5]	1.81%	1.72%	1.80%	1.93%	2.40%[4]
After fees waived/recovered[5]	1.85%	1.58%	1.53%	1.50%	1.50%[4]

Ratio of net investment income to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived/recovered	5.78%	5.19%	5.89%	5.97%	4.33%[4]
After fees waived/recovered	5.74%	5.33%	6.16%	6.40%	5.23%[4]

Portfolio turnover rate	136%	168%	109%	74%	10%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	If brokerage expense, interest expense and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.35%, 0.08%, 0.03% and 0.00%, for the years ended July 31, 2019, 2018, 2017 and 2016, respectively, and 0.00% for the period ended July 31, 2015.
[6]	Payment from affiliates had a positive 0.04% impact to total return.
[7]	The Advisor reimbursed the Fund $32,147 for fee reimbursements for certain trades.

See accompanying Notes to Financial Statements.

32

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

Note 1 – Organization

The Palmer Square Opportunistic Income Fund (the “Fund”) was organized as a Delaware statutory trust (the “Trust”) on May 1, 2014, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Shares of the Fund are being offered on a continuous basis (the “Shares”). The Fund commenced operations on August 29, 2014. The Fund had no operations prior to August 29, 2014 other than those relating to its organization and the sale of 5,000 shares of beneficial interest in the Fund at $20.00 per share to the Fund’s advisor, Palmer Square Capital Management LLC.

The Fund has an “interval fund” structure pursuant to which the Fund, subject to applicable law, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”). Subject to the approval of the Fund’s Board of Trustees, the Fund will seek to conduct such quarterly repurchase offers typically for 10% of the Fund’s outstanding Shares at NAV. In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered Shares back to the Fund. The Fund’s Shares are not listed on any securities exchange and there is no secondary trading market for its Shares.

The Fund’s investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

33

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Income from securitization vehicles and equity investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly, or as required. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

In conjunction with the use of futures contracts and swap contracts, the Fund may be required to maintain collateral in various forms. At July 31, 2019, such collateral is denoted in the Fund’s Statement of Assets and Liabilities. Also in conjunction with the use of futures contracts or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At July 31, 2019, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(c) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

34

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019

(d) Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities (“MBS”), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations (“CMO”) are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(e) Swap Agreements and Swaptions

The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

35

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

36

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund did not enter into any transactions in written swaptions contracts for the year ended July 31, 2019.

(f) Options Contracts

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(g) Futures Contracts

The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

(h) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

37

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019

(i) Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

(j) Bank Loans

The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or “earmark” liquid assets, in an amount sufficient to meet such commitments.

(k) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

38

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the years ended July 31, 2016-2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l) Distributions to Shareholders

The Fund will make quarterly distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(m) Counterparty Risks

The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

39

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Note 3 – Investment Advisory and Other Agreements

The Fund entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive or reduce its fee and/or to absorb other operating expenses to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. This agreement is in effect until December 1, 2019, and it may be terminated before that date only by the Fund’s Board of Trustees.

For the year ended July 31, 2019, the Advisor recovered advisory fees totaling $62,578. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At July 31, 2019, the amount of these potentially recoverable expenses was $357,676. The Advisor may recapture all or a portion of this amount no later than July 31, of the years stated below:

2020	$211,387
2021	146,289
Total	$357,676

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended July 31, 2019, are reported on the Statement of Operations.

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended July 31, 2019, the total fees reduced by earning credits were $2,876. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statement of Operations.

Certain trustees and officers of the Trust are employees of the Advisor and its affiliate. The Fund does not compensate trustees and officers affiliated with the Fund’s Advisor.

40

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019

Note 4 – Federal Income Taxes

At July 31, 2019, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$187,474,300

Gross unrealized appreciation	$810,588
Gross unrealized depreciation	(4,284,348)

Net unrealized depreciation on investments	$(3,473,760)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid-in Capital	Total Accumulated Deficit
$1,103	$(1,103)

As of July 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,087,690
Undistributed long-term capital gains	-
Accumulated earnings	1,087,690

Accumulated capital and other losses	(1,706,662)
Unrealized depreciation on securities sold short	(49,915)
Unrealized depreciation on investments	(3,423,845)
Unrealized depreciation on foreign currency	(29)
Total accumulated deficit	$(4,092,761)

The tax character of distributions paid during the fiscal years ended July 31, 2019 and July 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$9,011,994	$5,140,711
Net long-term capital gains	273,995	-
Total taxable distributions	9,285,989	5,140,711
Total distributions paid	$9,285,989	$5,140,711
41

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019

As of July 31, 2019, the Fund had a short-term capital loss carryover of $1,208,806 and a long-term capital loss carryforward of $497,856. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Investment Transactions

For the year ended July 31, 2019, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts and swap contracts, were $235,176,196 and $177,128,447, respectively. Proceeds from securities sold short and cover short securities were $33,145,189 and $28,088,362, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended July 31, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

42

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of July 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Bank Loans	$-	$27,061,276	$-	$27,061,276
Bonds
Asset-Backed Securities	-	144,139,593	-	144,139,593
Commercial Mortgage-Backed Securities	-	3,195,735	-	3,195,735
Corporate*	-	6,076,716	-	6,076,716
Common Stock*	643,129	-	-	643,129
Purchased Options Contracts	32,327	17,507	-	49,834
Commercial Paper	-	496,618	-	496,618
Short-Term Investments	12,041,434	-	-	12,041,434
Total Assets	$12,716,890	$180,987,445	$-	$193,704,335

Liabilities
Bonds
Corporate*	$-	$9,703,795	$-	$9,703,795
Other Financial Instruments***
Credit Default Swap Contracts	-	1,857	-	1,857
Total Liabilities	$-	$9,705,652	$-	$9,705,652

*	All corporate bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 3 securities at period end.
***	Other financial instruments are derivative instruments, such as futures contracts and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Note 9 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of July 31, 2019 by risk category are as follows:

43

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Assets
Purchased options contracts, at fair value	$-	$49,834	$-	$49,834
Liabilities
Unrealized depreciation on open swap contracts	1,857	-	-	1,857
	$1,857	$49,834	$-	$51,691

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$-	$131,931	$-	$131,931
Swap contracts	(1,045)	-	-	(1,045)
	$(1,045)	$131,931	$-	$130,886

	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$-	$(87,351)	$-	$(87,351)
Swap contracts	(6,453)	-	-	(6,453)
	$(6,453)	$(87,351)	$-	$(93,804)

The notional amount is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of July 31, 2019 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Credit default swap contracts	Notional amount	$745,000
Equity contracts	Purchased options contracts	Notional amount	9,854,620

Note 10 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

44

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open swap contracts – liability payable	Morgan Stanley	$(2,841)	$-	$2,841	$-
Unrealized depreciation on open swap contracts – liability payable	J.P. Morgan	$4,698	$-	$(4,698)	$-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 11 – Line of Credit

The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 10% of the adjusted net assets of the Fund. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. The commitment fees for the year ended July 31, 2019 are disclosed in the Statement of Operations. The Fund did not borrow under the line of credit agreement during the year ended July 31, 2019.

45

Palmer Square Opportunistic Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2019

Note 12 – New Accounting Pronouncement

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

and the Shareholders of the Palmer Square Opportunistic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Palmer Square Opportunistic Income Fund (the “Fund”), including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the four years in the period then ended and for the period August 29, 2014 (commencement of operations) through July 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period August 29, 2014 (commencement of operations) through July 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2014.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 30, 2019

47

Palmer Square Opportunistic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Megan Leigh Webber, CPA (born 1975) Trustee	Indefinite; Since August 2014	Financial Reporting Manager, The Anschutz Corporation (2000 - present). Supervising Audit Senior, KPMG, LLP (1997 - 2000).	1	Montage Managers Trust, a registered investment company (ceased operations in 2017 – (included 1 portfolio).
James Neville Jr. (born 1964) Trustee	Indefinite; Since August 2014	Portfolio Manager, Great Plains Principal Trading (January 2012 - present). Proprietary Trader (1987 - 2011).	1	Montage Managers Trust, a registered investment company (ceased operations in 2017 – (included 1 portfolio).
Officers of the Trust:
Christopher D. Long [1] (born 1975) President	Indefinite; Since August 2016	President and Founder of Palmer Square Capital Management LLC (2009 - present). Managing Director and Investment Committee Member, Prairie Capital Management, LLC (October 2006 – April 2009). President (August 2016-present) and Vice President (August 2014- August 2016) Palmer Square Opportunistic Income Fund Trust.	N/A	N/A
48

Palmer Square Opportunistic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Jeffrey Fox (born 1975) Treasurer	Indefinite; Since March 2017	Managing Director, Palmer Square Capital Management LLC (April 2013 – present), Managing Director, Sandler O’Neil and Partners (September 2011 – March 2013).	N/A	N/A
Scott Betz (born 1977) Chief Compliance Officer	Indefinite; Since April 2018	Chief Operating Officer and Chief Compliance Officer, Palmer Square Capital Management, LLC (March 2018-present). Chief Operating Officer, Scout Investments, (December 2010-March 2018). Chief Compliance Officer, Scout Investments (May 2016-January 2018).	N/A	N/A
Daniel Fowler (born 1981) Secretary	Indefinite; Since August 2018	Senior Compliance Associate, Palmer Square Capital Management, LLC (April 2018-present). Senior Compliance Associate, Mariner Holdings, LLC (June 2017-March 2018). Assistant Director of Fund Administration, State Street (March 2015-May 2017). Fund Administration Manager, State Street (August 2013-February 2015).	N/A	N/A

[1]	Mr. Long served as Interested Trustee and Chairman of the Board of the Trust from February 2018 to November 2018.

The address for the Trustees and officers is 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205.

49

Palmer Square Opportunistic Income Fund

EXPENSE EXAMPLE

For the Six Months Ended July 31, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	2/1/19	7/31/19	2/1/19 – 7/31/19
Actual Performance	$ 1,000.00	$ 1,026.80	$ 10.81
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,014.13	$ 10.74

*	Expenses are equal to the Fund’s annualized expense ratio of 2.15% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

50

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Palmer Square Opportunistic Income Fund

Investment Advisor

Palmer Square Capital Management LLC

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Opportunistic Income Fund	PSOIX	611776 105

Privacy Principles of the Palmer Square Opportunistic Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Opportunistic Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those other members of your household, please call the Fund at (866) 933-9033.

Palmer Square Opportunistic Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s two independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2019	FYE 7/31/2018
Audit Fees	$16,000	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,650	$2,575
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2019	FYE 7/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 7/31/2019	FYE 7/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

•	Upon opening an account with Palmer Square, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

•	It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to limit conflict of interest issues between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

•	Glass Lewis & Co. is a neutral third party that issues recommendations based upon its own internal guidelines.

•	Palmer Square may vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes it is in the best interest of its clients. In such a case, Palmer Square will have on file a written disclosure detailing why they believe Glass Lewis & Co.’s recommendation was not in the client’s best interest.

•	In situations where there is a conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

•	Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

•	Annually, Palmer Square will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

•	Palmer Square’s Compliance Department will periodically review all proxy votes to ensure consistency with its procedures.

•	Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

•	These procedures are currently in effect.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information presented is as of September 1, 2019

Angie K. Long and Christopher D. Long are jointly and primarily responsible for the day to day management of the Fund and have managed the Fund since it commenced operations on August 29, 2014.

Christopher D. Long. Mr. Long is the President and founder of the Advisor and is responsible for the Advisor’s alternative investments business and credit business, managing both the firm’s investment activities and operations as well as defining its investment policy. Mr. Long was a Managing Director and Investment Committee Member at Prairie Capital Management, LLC (“Prairie”) from 2006 to 2009, where he was one of the team members responsible for the firm’s proprietary alternative investment products. Prior to joining Prairie, Mr. Long was at various New York City-based firms including Sandell Asset Management, Corp. (“Sandell”), a multi-billion multi-strategy hedge fund, where he, as a Research Analyst, invested in both equity and debt securities from 2005 to 2006. Prior to Sandell, he worked at Morgan Stanley in the Credit Derivatives and Distressed Securities Group as an Associate, focusing on the firm’s proprietary investments during the summer of 2004. Before Morgan Stanley, Mr. Long worked at TH Lee Putnam Ventures, a $1.1 billion private equity fund sponsored by Thomas H. Lee Partners and Putnam Investments, from 1999 to 2003. In that role, he was a member of the investment team investing over $200 million of capital and served as a director and board observer at certain companies in which the fund invested. Mr. Long started his career at JPMorgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group), advising corporations and private equity firms on investment banking and capital markets, from 1997 through 1999. Mr. Long received an MBA from the Harvard Business School in 2005, and an undergraduate degree in Economics, cum laude, from Princeton University in 1997.

Angie K. Long, CFA. Ms. Long has been the Chief Investment Officer of the Advisor since February 2011. She is a member of the Advisor’s Investment Committee and has key responsibilities for all investment-related activities with a particular focus on portfolio construction and risk management. Prior to joining Palmer Square, Ms. Long worked for JPMorgan Chase & Co. in New York from 1998 to 2011. There, she held a variety of management and trading roles, including Deputy Head of Credit Trading for North America, Head of High Yield Trading, and Head of Credit Derivatives Trading. She has been a trader within many products and strategies including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage and structured credit. Among other career achievements, Ms. Long is credited with creating the High Yield Debt Index, the first liquid credit trading index. She was named a managing director of JPMorgan Chase & Co. at age 29. She was responsible for building JPMorgan’s High Yield Credit Derivatives business and Credit Options business. Ms. Long holds the Series 7, 63, 4, 55, and 24 securities licenses. She received an AB degree in Economics from Princeton University in 1997 and is a CFA® charterholder.

(a)(2) The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of July 31, 2019:

			With Advisory Fee based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher D. Long

Registered Investment Companies:	2	$638,000,000	0	$0
Other pooled investment vehicles:	26	$7,988,000	10	$3,377,000
Other accounts:	63	$781,000,000	0	$0

Angie K. Long, CFA
Registered Investment Companies:	2	$638,000,000	0	$0
Other pooled investment vehicles:	26	$7,988,000	10	$3,377,000
Other accounts:	34	$771,000,000	0	$0

Portfolio Manager Potential Material Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles the portfolio manager advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

The goal of the Advisor is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Advisor have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.

(a)(3) Portfolio Managers’ Compensation as of July 31, 2019.

The portfolio managers receive a fixed base salary. Each portfolio manager is an equity owner of the firm and shares in the firm’s profits. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

(a)(4) Beneficial Ownership of Securities as of July 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Angie K. Long, CFA	None
Christopher D. Long	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not have any Securities Lending Activities during the period covered by the report.

Item 13. Exhibits.

(1)	Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed October 9, 2015.

(a)

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Palmer Square Opportunistic Income Fund

By (Signature and Title)	/s/ Christopher D. Long
Christopher D. Long, President and Principal Executive Officer

Date	10/9/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher D. Long
Christopher D. Long, President and Principal Executive Officer

Date	10/9/19

By (Signature and Title)	/s/ Jeffrey D. Fox
Jeffrey D. Fox, Treasurer and Principal Financial Officer

Date	10/9/19